Exhibit 99.1

Slide 2 Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to 2008 full year and mid-point guidance, and as adjusted, estimated revenue, adjusted operating cash flow, adjusted free cash flow, net loss and net loss per share, and each of the components thereof, as well as information regarding capital investment are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, which can be particularly affected by high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming costs, availability, timeliness, and quality; technological developments by competitors; developmental costs, difficulties, and delays; relationships with clients and property owners; the availability of capital to finance growth, the impact of government regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. With respect to any acquisition, we are subject to risks that integration costs will exceed expectations, that synergies we anticipate will not be realized, or will take longer than anticipated to realize, that our management and management systems will encounter difficulties in dealing with a bigger, more diversified enterprise, and that the financial results we expect from the acquisition will not be realized. These forward- looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Today: More than Just "Entertainment" World's Largest Provider of Media &Connectivity Services to Hospitality Businesses "Interactive Experiences" to More Than 1.9 Million Rooms at 9,900 Properties Top 10 MSO Equivalent with National Reach in US & Canadian Hotel Markets Connect, Inform, & Entertain over 500 Million Travelers Highly Interactive Audience Powerful Guest "Touch Points" in High-Definition TV & Internet Powerful Platform * Source: 2007 Forrester Omnibus Survey Slide 3 98% 35% 31.5% Guests Turn on Television "Go Interactive" "Log On" to the Internet*

Executing on our Strategic Initiatives Revenues from Strategic Initiatives up 19%* Recurring Revenue Not Reliant on Guest Purchase Driving Total Revenue Per Room Business Model Driving Cost Efficiencies Total Operating Expenses Per Room Down 10.4%* HDTV Capital Investment Per New Room Down 11.5%* Substantial Progress in Deleveraging Balance Sheet During Quarter Slide 4 * Data based on second quarter ending June 30, 2008 Strategic Initiatives Revenues Business Costs Adjusted Free Cash Flow $12.4 Million Long Term Debt Reduced $13.6 Million Debt Leverage Ratio Reduced 4.31in Q2 '08 4.45x in Q1 '08

Also: Licensees in 23 International Countries Slide 5

A Diversified Customer Base Focused By Brand . . . Diversified By Decision 1,500+ Ownership & Management Groups Slide 6

Guest Entertainment Hotel Services Other* * "Other" includes System Sales, Advertising and Other 30.7% of Revenue from Non-Guest Entertainment Services Guest Entertainment Impacted by Lower Occupancy, Softer Movie Buy Rates +18.2% - 4.1% +21.1% $277.1 $272.3 Slide 7 Diversifying Revenue Composition

Expanding Networks & Integrating Solutions Expanding Networks In Hospitality and Healthcare Three Networks: Interactive TV; Broadband Internet; Advertising Creating New Revenue Increasing Economies of Scale: - Technology - Operations Integrating Solutions That Meet Customer Needs Multiple Solutions: HDTV; IP; Broadband; Technical Services Diversifying Revenue with New Solutions Building New Competencies to Deliver Additional Solutions Growth Strategy Slide 8

Hospitality Drivers: High Definition Television Professional Solutions Broadband Internet Media Marketing Slide 9 Expanding Networks & Integrating Solutions Growth Strategy

30% Higher Revenue HD Basic Cable - More Channels - Higher Percentage of Hotels HD Video On-Demand - Increased Guest Interest Professional Solutions Program Consultation Project Management Installation Services Rooms (in thousands) High Definition Television 137 1,866 As of 6/30/08 Hospitality Growth Driver Slide 10

Sell More to Hotels Help Desk Services - Recurring Revenue - $3 to $4 per room/month Equipment Sales - Hotel Purchased - 10% to 20% Margin Technical Service - Time & Materials - Maintenance Agreements Broadband Internet Slide 11 222 1,866 Rooms (in thousands) As of 6/30/08 Hospitality Growth Driver

Multiple Platforms - Satellite Channels Interactive Channels $1.50 - $2.00 room/month Outstanding Demographic - Income, Profession Out of Home Ads Increasing Twice the Percentage Growth of Traditional Advertising Media Marketing 1,866 555 360 Rooms (in thousands) Hospitality Growth Driver Slide 12 As of 6/30/08

"Hotels offer a unique environment for companies to find a captive audience" - Promo Magazine 10 Major Cable Partners, including: Slide 13 Select Advertisers, including: The Hotel Networks - Media Marketing

Guest Entertainment TV Programming * Based on actual Q2 '08 TTM results exclusive of SG&A. Business Model - Digital Room Single Room Economics: Base Digital (Per Room Per Month) Slide 14 Contract Length 6.5 Years Annual Revenue $ 300 Annual Cash Flow $ 124 Total Cash Flow Over Life $ 806 Average Capital Investment $ 358 Payback Period 2.9 Years Cash-on-Cash Return 34.6% New Room

Guest Entertainment Guest Entertainment TV Programming Broadband Advertising TV Programming Revenue Expansion Opportunity Per Room Per Month Slide 15

Revenue Expansion Opportunity Per Room Per Month Guest Entertainment Broadband Advertising TV Programming Average Contract Length 6.5 Years Annual Revenue $ 432 Annual Cash Flow $ 159 Total Cash Flow Over Life $ 1,033 Renewal Capital Investment $ 306 Renewal Renewed Digital Room to Fully-Served HD Room Payback Period 1.9 Years Cash-on-Cash Return 52.0% Slide 16 * Based on actual Q2 '08 TTM results exclusive of SG&A

Slide 17 System Benefits: Patient Education Patient Safety Patient Satisfaction 24 30

Healthcare Economics Slide 18 Interactive System Sale Per Bed $1,000 - $1,500 Gross Profit Margin - System Sale 30% - 40% Recurring Revenue Per Bed Per Month $20 - $30 Gross Profit - Recurring Revenue 30% - 35%

2008 Financial Goal: Deliver Free Cash Flow Target Reducing HD Investment Per Room Solid Progress in Q2: Components and Customer Contributions Expect Further Reductions Over Next 12 Months VOD: New Server; Simpler Configurations FTG: Lower Cost Equipment; Hotel Purchases Reducing Operating and Capital Investment Plans Operating Expenses Reduction of $1.5 Million in both Q3 & Q4 Reduction of Capital Investment Plan Q3 Reduced 20% to $15 Million Level Q4 Targeted Capital Investment Range of $13- $15 Million Maintaining Adjusted FCF Target: $28 to $32 Million Free Cash Flow Per Share: $1.21 to $1.43 Focus on Leverage Reduction Slide 19

Adjusted Net Free Cash Flow Generation* (in millions) $6.3 $(5.1) $12.8 $24.6 * Cash Flow from Operating Activities, Minus Investing Activities, Excluding Consideration Paid for Acquisitions ** Mid-Point 2008 Free Cash Flow Guidance $(26.9) $30.0** $(19.6) Slide 20

Covenant Analysis (in millions) Repaid $6.6 Million on Term B Loan and $7.0 Million on Revolver in Q2 Debt to AOCF Leverage Ratio Reduced from 4.45x to 4.31x Slide 21

(c) 2008 LodgeNet Entertainment Corporation. All rights reserved. Slide 22

Reconciliation of Operating Income to Adjusted Operating Cash Flow Slide 23

Reconciliation of Adjusted Free Cash Flow Slide 24